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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): OCTOBER 7, 1997
                                                          ---------------

                               GALILEO CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                                                             04-2526583
(State or other jurisdiction of                                   (IRS Employer
incorporation or organization)                               Identification No.)

                                                                        0-11309
                                                        (Commission File Number)

GALILEO PARK, P. O. BOX 550, STURBRIDGE, MASSACHUSETTS                    01566
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code                (508) 347-9191


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.   OTHER INFORMATION

          On October 7, 1997, the Registrant acquired all of the outstanding shares of Leisegang Feinmechanik-Optik GmbH & Co. KG ("Leisegang GmbH") for approximately $2,250,000 in cash effective as of October 1, 1997. Leisegang GmbH, located in Berlin, Germany, is a manufacturer and distributor of colposcopes and accessories with annual sales of approximately $3,000,000. The Registrant acquired Leisegang Medical, Inc., the United States distributor of colposcopes manufactured by Leisegang GmbH, in 1996.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          a)   Financial Statements of Business Acquired

               Not Applicable.

          b)   Pro Forma Financial Information

               Not Applicable.

          c)   Exhibits

               99.1   Press Release dated October 8, 1997.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GALILEO CORPORATION


Date:  October 20, 1997                 By: /s/ Josef W. Rokus
                                           -------------------------------------
                                           Josef W. Rokus
                                           Vice President, Corporate Development




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                                INDEX TO EXHIBITS


   EXHIBIT                                                                PAGE
   -------                                                                ----

    99.1       Press Release dated October 8, 1997.                        5





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